UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

1000 Second Avenue, Suite 3320
Seattle, Washington 98104

(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2023

Date of reporting period: January 1, 2023 - June 30, 2023

Kavilco Incorporated

Report to Shareholders And Notice of Annual Meeting

2023

June 30, 2023 (unaudited financial statements)

ITEM 1.	HIGHLIGHTS FROM THE 2022 REPORT TO SHAREHOLDERS

Note to SEC: Kavilco Incorporated is an Alaska Native Corporation that operates under the Investment Company Act of 1940. The Alaska Native Claims Settlement Act, which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock can only be transferred by court decree or gifting to a blood relative, and cannot be sold or used as collateral. The following discussion has been edited so that only letters from the CEO and CFO, shareholder meetings announcements, portfolio, and financial issues from Kavilco's report to shareholders are attached to the N-CSRS. Not included are general photos, general articles, and a listing of deceased original shareholders.

The 50th Annual Meeting of Shareholders is scheduled for Saturday November 18, 2023 at Cape Fox Lodge in Ketchikan, Alaska. Registration will take place from 11:00am to Noon in the Shaa Hit Room. The Shareholder meeting will be from 1:00pm to 3:00pm. The primary items of business are the approval of the Corporation's independent public accountants and the election of directors.

Directors who are up for re-election this year are Jeane Breinig, Director, Marie K. Miller, Vice President, and Ramona Hamar, Director; The board recommends reelection of all three members.

“Your Ballot and Proxy Statement will be mailed in October of this year.” If you are not able to attend the Annual Meeting in Ketchikan it is very important that you MAIL YOUR BALLOT IN, we ask that you vote “discretionary” on management's ballot. We urge you to come to the Annual Meeting of Shareholders. Attendance at the shareholder meetings helps to maintain good communication and understanding.

A Special Dinner to Commemorate Kavilco's 50 Years Will Be Held at the Ted Ferry Civic Center in Ketchikan On: Saturday, November 18, 2023 in the evening for shareholders, their family, their guests, and special guests; doors will open at 5:30pm. There is no charge for dinner, as always.

A Silent auction benefiting the Kasaan Haida Heritage Foundation will be held during dinner. If you have any items to donate, or would like to volunteer to help out at the auction, please contact Jeane Breinig at jeanebreinig@gmail.com50th Annual Meeting of Shareholders

Greetings To Our Shareholders From Your President

It was 50 years ago, in the early seventies when Kavilco got off to a shaky start as the Forest Service did not want to give up 24,000 acres of valuable timber land and contended that Kasaan had been abandoned. But enough people were living in Kasaan at the time to put that argument to rest. Additionally, approximately 20 people who grew up in Kasaan gave testimony regarding the history of Kasaan.

It was determined that Kasaan was indeed eligible to be listed as a village per the Alaska Native Claims Settlement Act (ANCSA.) Next came the challenge of what to call this new corporation, this came to be: KA (Kasaan) VIL (village) CO (corporation) Kavilco Inc. Next up was land selection, it was determined early on that Kavilco had a cultural ablation to make sure that the Whale House would be an important part of that selection.

After Land selection, (against the advice of Sealaska and other village corporations) Louie Thompson, Clare Doig, the Kavilco Board, and General Manager Don Harris, and Kavilco plowed ahead and sold 4,000 acres of timber to ITT Rayonier for twenty-five million dollars. After the timber sale, the Board had a lot to learn in a very short period of time about finance, and fiduciary responsibility (a duty of acting in good faith regarding the interest of another.)

It did not take long for fiduciary responsibility to come into play as many shareholders wanted to liquidate the corporation. The board and the rest of the shareholders did not think it was fair for this generation and only this generation to be the recipients of the benefits we now enjoy at the expense of those who came before us as they did this for us as we are now obligated to do for the next generation. Fiduciary Responsibility- We hang onto that concept like a junk yard dog.

Corporate Philosophy: First, if a proposal comes to the table and is beneficial to Kavilco, it is of benefit to all shareholders. To make this determination it helps to ask: “Are the benefits derived justified by the expenses incurred?”

After the timber sale, Kavilco looked into a lot of investment opportunities including, but not limited to, resorts, hotels, real estate, high interest bonds and finally, ownership interest in a bank located in Anchorage. At first, we were excited about owning a bank. The person who wanted to be partners with us flew all of us to anchorage to visit the bank. He said between the two of us Kavilco would have 51% ownership interest and control the bank. By the time we got back to Ketchikan we learned that banks raise money when needed by selling stock. So, if this bank needed to raise money Kavilco and partners would have to purchase 51% of stock sold. It was about this time we started hearing about bank failures and how that could happen. I called the Comptroller of Banks in Portland Oregon and told her I was doing research about recent bank failures. She gave me a ton of information about bank failures UNTIL I mentioned the bank in Anchorage. She then said she could not comment on specific banks. I could feel a chill coming through the phone line.

Shortly thereafter the board decided to change direction and hired Bob Sanders to be our General Manager and that’s how we got into stocks and bonds. When it came to managing our debenture program, a ten-year program, whereas we distributed ten thousand dollars a year to all our shareholders. Bob Sanders started feeling the pressure of dealing with this obligation, so in 1982, Bob brought CPA Scott Burns on board. Scott was, and still is well schooled in the field of financial rules and regulations. Scott has been with Kavilco for 41 years.

Not long after Scott became our Chief Financial Officer, Senator Ted Stevens of Alaska passed a bill in Congress that allowed Corporations to sell net operating losses (NOL’s) to other corporations that needed a tax right off. Based on the timber sale of 1980 it appeared we had timber valued at eighty million at market. From that net operating loss (NOL) Kavilco added 22 million to its portfolio. Then the timber market dropped like a rock.

incerely,

/s/ Louis L. Jones, Sr.

Louis L. Jones, Sr., President

Greetings To Our Shareholders From Your CFO

The stock market and various economic indicators are sending mixed signals on where the economy is headed.

Why is the stock market soaring? The market ascent started with the Nasdaq stock index climbing to a 14-month high. The other stock indexes, however, were not joining in. They’ve been moving up and down in a volatile range for most of the year. But this changed on June 2nd, 2023. All the stock indexes rose strongly in reaction to the approval of the debt ceiling being lifted and a better-than-expected jobs report. They’re now joined at higher levels and embarking on what may end up being a renewed bull market. The move was powerful, and it would be a mistake to ignore what’s happening.

The most important point to take from this is that the stock market leads the economy. So, does this mean the economy is going to boom and there will not be a recession?

To answer that question, you must look at various economic indicators. The Treasury Curve has remained most inverted in over 40 years (short-term yields are higher than 30-year Treasury bond yields) and this has always preceded the last seven recessions.The index of Leading Economic Indicators recently fell for the 14th consecutive month. The indicator is so reliable. The last time it fell so dramatically was in 2007-08 prior to the big financial crisis. Also, this indicator declined prior to the last seven recessions.

So, where’s the recession? In November 2022 money was considered tight (based on various monetary indicators) because of the Fed’s actions to slow the economy. Usually, within a year of tight money the economy falls into a recession. One additional note, when inflation exceeds 5%, which was the case in 2022, Fed action always results in a recession.

Because of the possibility of a recession the board adopted the strategy recommended by the Bank Credit Analyst. Basically, conservative investors who are more concerned about a 12–18-month time horizon and who are relatively more focused on capital preservation should now begin to reduce their equity exposure to underweight. Accordingly, the portfolio has gradually transitioned from an equity portfolio to a short-term Treasury Bill portfolio.

Since the beginning of the year, 585,257 shares of stock have been sold with the proceeds of $15,524,380 being invested in six-month T-bills. The first one-million-dollar investment T-bill this year was on January 10th with a yield of 4.5%. Subsequent purchases have always resulted in higher yields with the latest purchase occurring June 27th with a yield of 5.42%.

The Fed Chairman's latest statement points out that inflation is doing better but it remains too high and, therefore, interest rates will likely head higher. Every time the Federal Fund Rate increases there is a corresponding increase in six-month T-bill yield.

Over the past six months there have been various articles discussing the T-bill strategy that was adopted by the board of directors at the November 2022 board meeting. Even the most successful investor of our time, Warrant Buffet, recently started investing in short-term T-bills.

How successful has the T-bill strategy been? The Statement of Changes in Net assets answers the question. Last year, the Net Investment Income was $182,057 compared to $218,575 (this includes dividend and interest income). The $238,092 realized gains were the result of gains exceeding losses as equities are being sold to invest the proceeds in T-bills. The gains are temporary as more stock is sold at a loss.

I’m so honored to serve under a Board that considers the shareholders first and foremost when it comes to the business of overseeing the operation of Kavilco and is doing everything possible to get the best return to Kavilco’s shareholders.

Sincerely,

/s/ Scott Burns

Scott Burns, Chief Financial Officer

Financial Statements (Unaudited) June 30, 2022

The unaudited financial statements for the six months ending June 31, 2023 are included in this report.

The audited financial statements dated December 31, 2022, were sent to shareholders on February 28, 2023 and will not be duplicated here. A copy of the audited financial statements can be mailed to shareholders within three working days by contacting Kavilco’s Corporate Secretary at 800.786.9574 or 206.624.6166.

STATEMENT OF ASSETS AND LIABILITIES

KAVILCO INCORPORATED
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2016
(Unaudited)
ASSETS
Investments in securities, at fair value (cost $34,113,865)	$ 35,683,189
Real estate, at fair value (cost $1,054,089)	6,690,000
Cash and cash equivalents	164,787
Prepaid expenses and other assets	270,822
Total assets	$ 42,808,798
LIABILITIES
Accounts payable and accrued expenses	$ 81,064
Dividends payable	135,658
Lease liability	226,104
Total liabilities	442,826
NET ASSETS	$ 42,365,972
Net assets consist of:
Distributable earnings	$ 7,825,136
Net contributed capital	34,540,836
Total net assets	$ 42,365,972
Net asset value per share of Class A and Class B common
stock ($42,365,972 divided by 12,000 shares outstanding)	$ 3,530

KAVILCO INCORPROATED
SCHEDULE OF INVESTMENTS
June 30, 2023
	Principal Amount or Shares		Fair Value

Total U.S. Corporate Bonds (Cost $0)			-

U.S. Common Stock 43.0%
American Depository Receipts - 0.5%
Invesco Limited	6,300		105,903
Royal Carribean Cruise	290		30,085
TC Energy Corp.	1,610		65,060
Total American Depository Receipts			201,048

Consumer Discretionary - 1.1%
Genuine Parts Co.	2,700		456,921
Total Consumer Discretionary			456,921

Consumer Staples - 0.3%
Walgreens Boots Alliance, Inc.	3,850		109,687
Total Consumer Staples			109,687

Energy - 0.8%
Chevron Corporation	550		86,543
Kinder Morgan, Inc.	8,919		153,585
Williams Companies, Inc.	3,164		103,241
Total Energy			343,369

Financials - 13.8%
Blackstone Group, Inc.	4,800		446,256
Diversified Healthcare Trust	8,400		18,900
ELME REIT	8,450		138,918
HCP, Inc.	2,700		54,270
Hospitality Properties Trust	13,400		116,446
Iron Mountain, Inc.	3,600	#	204,552
JP Morgan Chase & Co.	370		53,813
Lamar Advertising Company	5,400		535,950
LTC Properties, Inc.	5,910		195,148
Omega Healthcare Investors, Inc.	1,481		45,452
Prologis, Inc.	5,577		683,908
Realty Income Corp.	13,055		780,558
Sabra Health Care REIT, Inc.	1,970		23,187
Stag Industrial Inc.	15,410		552,911
T Rowe Price Group, Inc.	5,300		593,706
Tanger Factory Outlet Center	3,800		83,866
Truist Financial Corp.	7,480		227,018
Ventas, Inc.	9,200		434,884
Veris Residential, Inc. REIT	3,100		49,755
Vornado Realty Trust	3,290		59,680
Wells Fargo & Co.	7,740		330,343
Welltower, Inc.	2,810		227,301
Total Financials			5,856,822

Health Care - 0.2%
GE Healthcare Technologies, Inc.	1,022		83,027
Total Health Care			83,027

Industrials - 0.3%
Alaska Air Group Inc.	360		19,145
Delta Air Lines Inc.	520		24,721
3M Company	1,040		104,093
Total Industrials			147,959

Information Technology - 3.0%
Block, Inc.	220		14,645
Constellation Energy Corp.	2,166		198,297
Intel Corp.	1,040		34,778
International Business Machines (IBM) Corp.	870		116,415
Paychex, Inc.	7,925		886,570
Paypal Holdings, Inc.	200		13,346
Total Information Technology			1,264,051

Master Limited Partnerships - 0.9%
Energy Transfer Partners LP	11,960		151,892
Enterprise Products Partners LP	5,400		142,290
Nustar Energy LP	3,100		53,134
Plains All American Pipeline LP	2,914		41,087
Total Master Limited Partnerships			388,403

Materials - 0.4%
Dow Inc.	3,125		166,438
Total Materials			166,438

Telecommunication Services - 3.1%
AT & T, Inc.	21,570		344,041
Consolidated Communications	7,600		29,108
Lumen Technologies, Inc.	5,900		13,334
Verizon Communications	22,540		838,263
Warner Brothers Discovery, Inc.	7,153		89,699
Total Telecommunication Services			1,314,445

Utilities 18.6%
Alliant Energy Corp.	11,900		624,512
American Electric Power, Inc.	6,240		525,408
Centerpoint Energy, Inc.	4,800		139,920
Consolidated Edison, Inc.	4,100		370,640
Dominion Energy, Inc.	4,500		233,055
Duke Energy Corp.	3,695		331,589
Eversource Energy	8,481		601,472
Exelon Corp.	6,500		264,810
General Electric Co.	3,068		337,020
NextEra Energy, Inc.	10,680		792,456
PPL Corporation	2,545		67,341
Public Service Enterprise Group, Inc.	12,000		751,320
Sempra Energy Corp.	2,115		307,923
Southern Company	14,730		1,034,782
UGI Corp.	4,611		124,359
WEC Energy Group, Inc.	6,840		603,562
Xcel Energy, Inc.	12,770		793,911
Total Utilities			7,904,080
Total U.S. Common Stock (Cost $16,666,926)			18,236,250

Government Debt Securities 39.7%
U.S. Treasury Bills, 4.5%, due 7/6/2023	1,000,000		999,352
U.S. Treasury Bills, 4.8%, due 8/10/2023	2,000,000		1,989,428
U.S. Treasury Bills, 5.0%, due 8/24/2023	2,000,000		1,985,323
U.S. Treasury Bills, 4.9%, due 8/31/2023	1,000,000		991,625
U.S. Treasury Bills, 4.6%, due 9/21/2023	1,000,000		989,452
U.S. Treasury Bills, 4.7%, due 10/5/2023	3,000,000		2,962,747
U.S. Treasury Bills, 5.0%, due 10/12/2023	2,000,000		1,972,376
U.S. Treasury Bills, 5.3%, due 10/19/2023	1,000,000		984,279
U.S. Treasury Bills, 5.1%, due 10/26/2023	2,000,000		1,967,507
U.S. Treasury Bills, 5.4%, due 12/7/2023	1,000,000		977,464
U.S. Treasury Bills, 5.4%, due 12/21/2023	1,000,000		975,047
Total Government Debt Securities (Cost $16,794,600)			16,794,600

Money Market Fund - 1.5%
Principal Deposit Sweep Program 0.11% yield			652,339
Total Money Market Fund (Cost $652,339)			652,339

Other Net Assets - 15.8%
Total Other Net Assets (Cost $1,046,872)			6,682,783
TOTAL NET ASSETS (Cost $35,160,737)			$ 42,365,972

STATEMENT OF OPERATIONS
Investment Income
Dividends	$ 526,409
Interest	212,560
Total investment income	738,969
Expenses
Salaries and benefits	207,421
Directors' compensation and expenses	154,092
Insurance	45,204
Office and equipment leases	37,330
General and administrative	32,702
Professional fees	38,969
Custodian	4,676
Total expenses	520,394
Net investment income	218,575
Realized Gain and Unrealized Loss on Investments
Net realized gain on investments	238,092
Net change in unrealized depreciation on investments	(765,959)
Total realized gain and unrealized loss on investments	(527,867)
Net operating loss	(309,292)
Other Income and Expense, net	221,580
Net decrease in net assets resulting from operations	$ (87,712)

STATEMENT OF CHANGES IN NET ASSETS
	June 30,2023	June 30,2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$ 218,575	$ 182,057
Net realized gain on investments	238,092	-
Net change in unrealized depreciation on investments	(765,959)	(3,353,473)
Other income and expense, net	221,580	93,724

Net decrease in net assets resulting from operations	(87,712)	(3,077,692)
Dividends and Distributions to Shareholders	(156,000)	(204,000)
Total decrease in net assets	(243,712)	(3,281,692)
Net Assets
Beginning of year	42,609,684	47,089,630
End of year (includes undistributed ordinary income
of $619,901 and $222,767, respectively)	$ 42,365,972	$ 43,807,938

KAVILCO INCORPROATED
FINANCIAL HIGHLIGHTS
For the 6 Months Ended June 30, 2023 and the Years Ended December 31, 2018 to 2022.
(Unaudited)
Per share operating performance (for a share of Class A and Class B capital stock outstanding):
	Six Months Ended		Years Ended
	June 30, 2023	June 30, 2022	2022	2021	2020	2019	2018
Net asset value, beginning of year	$ 3,551	$ 3,924	$ 3,924	$ 3,355	$ 3,676	$ 3,230	$ 3,406
Income from investment and real estate
Net investment income	18	15	38	35	42	48	53
Net realized and unrealized appreciation (depreciation)
on investments and real estate	(44)	(279)	(341)	613	(294)	484	(165)
Net other income	18	8	12	13	19	27	17
Net increase (decrease) in net assets resulting from operations	(8)	(256)	(291)	661	(233)	559	(95)
Less dividends and distributions	(13)	(17)	(82)	(92)	(88)	(113)	(81)
Net asset value, end of year	$ 3,530	$ 3,651	$ 3,551	$ 3,924	$ 3,355	$ 3,676	$ 3,230
Total return	(0.23)%	(7.01)%	(8.19)%	16.85%	(6.94)%	15.21%	(2.94)%
Supplemental Data:
Net assets, end of period (in thousands)	$ 42,366	$ 43,808	$42,610	$47,090	$40,260	$44,116	$38,763
Ratio to average net assets
Expenses	1.22%	1.04%	2.21%	2.18%	2.02%	2.22%	2.22%
Net investment income	0.51%	0.40%	1.00%	0.96%	1.20%	1.38%	1.59%
Portfolio turnover rate	0.57%	0.00%	2.66%	3.28%	4.08%	10.50%	11.81%

Note 1. Organization

Kavilco Incorporated ("the Fund") is a village corporation within the Sealaska region organized on November 13, 1973, pursuant to the Alaska Native Claims Settlement Act ("ANCSA") of 1971. Under ANCSA, the Native claims to land in Alaska were settled in exchange for part of the state's land and compensation. Settlement benefits were given to Natives of Alaska villages in the form of ownership shares in village corporations that were organized pursuant to ANCSA.

The Fund was organized for the purpose of securing and administering the land and benefits for the Natives of the Kasaan village in Alaska. Contributed capital includes receipts from the U.S. government and the state of Alaska under provisions of ANCSA. On November 1, 1989, the Fund began to operate as a self-managed, closed end management investment company, as defined by the Investment Company Act of 1940 ("the Act"). The Fund is subject to various restrictions imposed by the Act and the Internal Revenue Code, including restrictions on borrowing, dividend, distribution policies, operations, and reporting requirements. The Fund's investment decisions focus primarily on large-cap dividend equity investments and U.S. treasury bill investments, are made by management under the direction of the Board of Directors.

Note 2. Significant Accounting Policies As an investment company, the Fund follows the accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements that affect certain reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Cash and Cash Equivalents

Cash and cash equivalents include cash on deposit with a bank. The Fund has a cash balance that is covered by the Federal Deposit Insurance Corporation.

Valuation of Investments

All investments are recorded at estimated fair value, as described in Note 3.

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are computed using the last in, first out (“LIFO”) method. Interest income is recorded on an accrual basis as adjusted for the amortization of discounts and premiums using the effective interest method. Premiums and discounts, including original issue discounts, are amortized for both tax and financial reporting purposes. Dividend income is recorded as of the ex-dividend date. Unrealized gains and losses are included in the statement of operations.

Federal Income Taxes

The Fund files income tax returns in the U.S. federal jurisdiction and Alaska State. The Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute at least 90% of its net investment taxable income to its shareholders. Generally, no federal income tax provision is required for the Fund.

The Fund records a liability, if any, for unrecognized tax benefits resulting from uncertain income tax positions taken or expected to be taken in an income tax return. No liability has been recorded for uncertain tax positions or related interest or penalties as of June 30, 2023.

Dividends and Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the payable date. Dividends are generally declared and paid twice a year. Capital gain distributions are generally declared and paid annually. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States.

Directors' Compensation and Expenses

Each member of the Board of Directors receives compensation for each board meeting attended during the year, in addition to a per diem allowance. Directors are also reimbursed for such expenses as accommodation, airfare, and car rental related to Board meetings. In addition to meeting related expenses, the Fund pays for the medical insurance and out of pocket expenses of certain directors.

Note 3. Fair Value Measurements

Fair value is defined as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement determined based on assumptions that market participants would use in pricing an asset or liability. There are three levels that prioritize the inputs used in measuring fair value as follows:

• Level 1: Observable market inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities; and

• Level 2: Observable market inputs, other than quoted prices in active markets, that are observable either directly or indirectly; and

• Level 3: Unobservable inputs where there is little or no market data, which require the reporting entity to develop its own assumptions.

An asset's or liability's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. The following is a description of the valuation methodologies used for assets measured at fair value, including a general description of the asset.

Money Market Funds Fair value of money market funds is determined using quoted market prices and are categorized in Level 1 of the fair value hierarchy.

U.S. Treasury Bills

Investments in U.S. Treasury bills are reported at cost, net of unamortized premiums or discounts. Premiums or discounts are amortized into interest income over the term of the investment using the effective interest rate method. The Fund’s intent is to hold investments to maturity. Consequently, a provision is not made for unrealized gains or losses on these securities. U.S. Treasury Bill are categorized in Level 1 of the fair value hierarchy.

Equity Securities (Common Stock)

Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Real Estate

Real estate represents entitlement to the surface estate of real property, for which no readily available market quotation exists. Fair value of real estate is based on a Certified Forester's opinion as to the current value of the land. The Certified Forester’s opinion is based on relevant factors including the lack of commercially viable timber due to previous harvest, amount of capital expenditures required for the future growth of timber, location of the property, recent sales of similar real property in the region and market demand and supply for this type of real property. Real estate is included in Level 3 of the fair value hierarchy.

The following table presents information about the Fund's investments in securities and real estate measured at fair value as of June 30, 2023:

	Level 1	Level 2	Level 3	Balance
Investments in Securities
U.S. Common Stock	$ 18,236,250			$ 18,236,250
Money Market Fund	652,339			652,339
U.S. Treasury Bills	16,794,600			16,794,600
	$ 35,683,189	$ -	$ -	$ 35,683,189
Real Estate	$ -	$ -	$ 6,690,000	$ 6,690,000
			$ -

For the six months ended June 30, 2023, there were no realized gain (loss), cost or purchases, proceeds from sales, or transfers in or out of Level 3 at the end of the reporting period.

Note 4. Real Estate

At June 30, 2023, the Fund owns fee title to the surface estate of 22,946 acres of real estate located in southeast Alaska.

As of June 30, 2023, there is no commercially viable timber on the real estate and the Fund has no outstanding timber agreements. The last harvest and sale of timber from this land was in 2001.

The financial statements include real estate valued at $6,690,000 in 2022, the value of which was determined by an independent appraisal. There was no change in value of the real estate at June 30, 2023 from December 31, 2022.

Note 5. Trading Risk

In the normal course of business, the Fund enters into financial transactions involving instruments where there is risk of potential loss due to changes in the market (market risk) or failure of the other party to the transaction to perform (credit risk).

Market risk is the potential change in value caused by fluctuations in market prices of an underlying financial instrument. Subsequent market fluctuations may require selling investments at prices that differ from the values reflected on the statement of assets and liabilities. Market risk is directly impacted by the volatility and liquidity in the markets in which financial instruments are traded. The Fund's exposure to market risk may be increased in that a significant portion of its assets may be invested in a relatively small number of investment positions at any one time. Accordingly, appreciation or depreciation in value of investment positions may have a more significant effect on the value of the Fund's portfolio than would be the case in a more diversified or hedged portfolio.

Credit risk is the possibility that a loss may occur due to the failure of the counterparty to perform according to the terms of a contract. The Fund's exposure to credit risk associated with counterparty nonperformance includes cash deposits that may exceed applicable insurance limits. The Fund seeks to control such credit risk by maintaining deposits with only high-quality financial institutions and trading exchange traded financial instruments, which generally do not give rise to significant counterparty exposure due to the requirements of the individual exchanges.

Catastrophe – Force Majeure Risk

The occurrence of catastrophic events (such as hurricanes, earthquakes, pandemics, such as COVID-19, acts of terrorism and other catastrophes) could adversely affect the values recorded in the Fund's financial statements.

Note 6. Investment Transactions

Purchases of investment securities (common stock and U.S. treasury bills) aggregated $16,750,828 for the six-month period ended June 30, 2023, and sales of investment securities (consisting of common stock and the maturity of U.S. treasury bills) aggregated $15,524,380 for the six months ended June 30, 2023.

The U.S. federal income tax basis of the Fund's investments is the same as for financial reporting purposes. The gross unrealized appreciation and gross unrealized depreciation for U.S. federal income tax purposes is $4,962,739 and $3,393,415, respectively, as of June 30, 2023.

Note 7. Premises and Equipment

The following is a summary of premises and equipment at June 30, 2023:

Building	$ 170,601
Furniture, fixtures, and equipment	37,494
208,095
Less accumulated depreciation	(208,095)
$ -

All assets are recorded at cost less accumulated depreciation. Depreciation is computed on the straight-line method over the estimated useful lives of the related assets, which range from 3 to 15 years. As of December 31, 2022, all assets were fully depreciated. As such, no depreciation expense was recorded during the six months ended June 30, 2023.

Note 8. Lease Obligation

The Fund leases office space under a non-cancelable operating lease agreement, which terminates September 30, 2028. Pursuant to the lease agreement, the Fund paid a lease deposit of $3,528 which will be credited to the last month's rent. The discount rate for the office lease is 1.76% and cash paid for rent for the six-month period ended June 30, 2023 was $20,528. The right of use asset amounting to $223,435 at June 30, 2023, is included in prepaid expenses and other assets. The lease liability at June 30, 2023 is $226,104, of which the current portion is $38,274 and the non-current portion is $187,830. Future minimum lease commitments under this non-cancelable operating lease are as follows:

2023	20,825
2024	42,543
2025	43,733
2026	44,923
2027	46,113
Thereafter	39,171
$ 237,308
Imputed interest	$ (11,204)
Lease liability	$ 226,104

Rent expense for the six months ended June 30, 2023, was $22,082.

Note 9. Net Assets

Upon organization of the Fund, 100 shares of common stock (Class A) were issued to each qualified shareholder enrolled in the Fund pursuant to ANCSA. The Fund utilized a roll comprising 120 Alaska Natives eligible to receive stock certificates as certified by the U.S. Secretary of the Interior. Under the provisions of ANCSA, stock dividends paid or other stock grants are restricted, and the stock may not be sold, pledged, assigned, or otherwise alienated, except in certain circumstances by court decree or death, unless approved by a majority of the shareholders. The stock carries voting rights only if the holder hereof is an eligible Alaska Native. Nonvoting common stock (Class B) is issued to non-Native persons who inherit stock or are gifted stock.

The Fund's capital structure is as follows:

• Common stock:

- Class A, no par value - Authorized, 1,000,000 shares; issued and outstanding, 10,213.54 shares

- Class B, no par value - Authorized, 500,000 shares; issued and outstanding, 1,786.46 shares

Note 10. Dividends and Distributions to Shareholders

On March 10, 2023, a distribution of $13.00 per share was declared. The dividend was paid on March 22, 2023, to shareholders of record on March 10, 2023.

The tax character of dividends and distributions paid during the six months ended June 30, 2023, and the years ended December 31, 2022 and 2021 were as follows:

	June 30, 2023	2022	2021
Dividends and distributions paid from:
Ordinary income	$ -	$ 629,216	$ 538,781
Long-term capital gain	156,000	354,784	565,220
	$ 156,000	$ 984,000	$ 1,104,001

As of June 30, 2023, and the years ended December 31, 2022, and 2021, the components of distributable earnings on a tax basis were as follows:

	June 30, 2023	2022	2021
Undistributed ordinary income	$ 619,901	$ 97,654	$ 151,256
Net unrealized appreciation on:
Investments	1,569,324	2,335,283	6,761,627
Real estate	5,635,911	5,635,911	5,635,911
	$ 7,825,136	$ 8,068,848	$ 12,548,794

On March 11, 2022, a distribution of $17.00 per share was declared. The dividend was paid on March 25, 2022, to shareholders of record on March 14, 2022.

The tax character of dividends and distributions paid during the six months ended June 30, 2022, and the years ended December 31, 2021 and 2020 were as follows:

	June 30, 2022	2021	2020
Dividends and distributions paid from:
Ordinary income	$ 204,000	$ 538,781	$ 935,882
Long-term capital gain	-	565,220	120,118
	$ 204,000	$ 1,104,001	$ 1,056,000

As of June 30, 2022, and the years ended December 31, 2021, and 2020, the components of distributable earnings on a tax basis were as follows:

	June 30, 2022	2021	2020
Undistributed ordinary income	$ 223,037	$ 151,256	$ 235,347
Net unrealized appreciation on:
Investments	3,408,154	6,761,627	272,394
Real estate	5,635,911	5,635,911	5,237,911
	$ 9,267,102	$ 12,548,794	$ 5,745,652

Note 11. Schedule of Investments

Investments are categorized by type, country, and industry. The industry category represents management's belief as to the most meaningful presentation of the classification of the principal business of the investees. The percentage of net assets is computed by dividing the fair value of each category by net assets.

Note 12. Pension Plan

Employees of the Fund are covered by a defined contribution pension plan. The Company contributes 20% of each participant's compensation to the plan. The Fund's contributions during the six months ended June 30, 2023, totaled $24,377.

Note 13. Other Income and Expense

The Fund earned income of $213,120 for the six months ended June 30, 2023, as a result of ANCSA Section 7(i), which requires regional corporations to distribute 70% of any net revenues derived from timber resources and the subsurface estate to other regional corporations, which then redistribute under Section 7(j) 50% of such amounts to the village corporations and at large shareholders.

Other income also includes $8,460 of lease and rental income for the six months ended June 30, 2023. 27

Officers and Directors

Louis Jones, Sr., President

Marie Miller, Vice President

Laird A. Jones, Secretary

Scott Burns, Chief Financial Officer

Jeane Breinig, Director

Kenneth Gordon, Director

Eleanor Hadden, Director

Ramona Hamar, Director

Frederick O. Olsen, Jr., Director

Melanie Young, Director

Distributions to Shareholders
1980 INITIAL DISTRIBUTION	$3,000,000
1981 Debenture	1,200,000
1981 Alaska Native Fund	283,282
1982 Debenture	1,200,000
1983 Alaska Native Fund	69,940
1983 Debenture	1,200,000
1984 Debenture	1,200,000
1984 Dividend	120,000
1985 Debenture	1,200,000
1986 Dividend	120,000
1986 Debenture	1,200,000
1987 Debenture	1,200,000
1987 Property Dividend	236,066
1987 Dividend	120,000
1988 Debenture	1,200,000
1989 Debenture	1,200,000
1989 Dividend	240,000
1990 Debenture	1,200,000
1990 Dividend	600,000
1991 Dividends	1,080,000
1992 Dividends	960,000
1993 Dividends	1,214,400
1994 Dividends	1,248,300
1995 Dividends	1,728,000
1996 Dividends	1,927,680
1997 Dividends	1,992,000
1998 Dividends	1,956,003
1999 Dividends	2,027,167
2000 Dividends	1,811,000
2001 Dividends	1,932,000
2002 Dividends	1,764,000
2003 Dividends	1,650,000
2004 Dividends	1,215,000
2005 Dividends	1,009,200
2006 Dividends	1,065,000
2007 Dividends	1,188,001
2008 Dividends	1,140,000
2009 Dividends	1,236,000
2010 Dividends	1,032,000
2011 Dividends	1,080,000
2012 Dividends	1,085,899
2013 Dividends	1,369,200
2014 Dividends	1,239,240
2015 Dividends	1,284,000
2016 Dividends	1,260,000
2017 Dividends	1,200,000
2018 Dividends 2019 Dividends	972,000 1,356,000
2020 Dividends	1,056,000
2021 Dividends	1,104,001
2022 Dividends	984,000
2023 Dividends	156,000
Total Distributions	$60,111,379
Per 120 Original Shareholders	$500,128

ITEM 2. CODE OF ETHICS.

Kavilco adopted a code of ethics on January 29, 1990. The code of ethics was amended on May 9, 2008 and is available on the registrant's website at: www.kavilco.com.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Kavilco Incorporated is subject to the Alaska Native Claims Settlement Act (Act). Pursuant to the Act, Kavilco’s stock and dividends may not be sold, pledged, subjected to a lien or judgment execution, assigned in present or future, or otherwise alienated, except pursuant to court decree of separation or child support. However, the stock can be gifted to a relative provided the recipient is a descendant of an Alaska Native.

The Chief Financial Officer has no control over the financial records of the corporation. The Corporate Secretary maintains the accounting records. Monthly, an independent accountant performs various reconciliations and adjusting journal entries on the corporate books and records.

Kavilco does not have an audit committee. The CFO reviews the entire audited financial statements and various CPA correspondence with the board of directors. Two board members have degrees in business. However, pursuant to SEC regulations their experience would not qualify them as financial experts. The only contentious financial issue that Kavilco has had to deal with since becoming an Investment Company involves the evaluation of our land holdings in Alaska. After a two-year battle with our previous auditors, PricewaterhouseCoopers, and pressure by the Security Exchange Commission, the board relented and increased the value of our land holdings. The CFO opposed this action because it served no practical purpose.

The primary purpose of a financial expert serving on the board of directors is to prevent the gross accounting inequities that were driven by greed and outright thievery at such firms as Qwest Communications, Enron and Tyco. There is no incentive on behalf of management to commit fraud since Kavilco’s stock cannot be publicly traded and we do not have compensation incentives. More importantly, the board of directors is not a rubber stamp for management. Many of the shareholders are related to the directors, which acts as an additional incentive to have a high degree of business probity.

Kavilco has never been involved in financial deceit. This superior track record can only be attributable to the excellent oversight of an active and knowledgeable board of directors. Accordingly, Kavilco does not have an audit committee or a financial expert as defined by the SEC.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

During the period covering the fiscal years ended December 31, 2021 BDO performed the professional services. During the period covering the fiscal years ended December 31, 2022 Fortune Inc. performed the professional services:

	2022	2021
Audit fees	$64.569	$43,382
Audit related fees	0	0
Tax fees	$5,520	$5,650

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Kavilco is a privately held registered investment company, and accordingly is not subject to the Securities Act of 1933.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of directors adopted the following resolution during the November 2003 board meeting.

Kavilco Incorporated Resolution 11-14-03b: Proxy Voting Policies

The Securities and Exchange Commission believes the recent corporate scandals have created renewed investor interest in corporate governance issues. In response, the SEC has new rules designed to increase transparency of proxy voting by mutual funds.

RESOLVED, on voting common stock, the Chief Financial Officer is hereby directed to vote the management slate of directors and management’s recommendations on corporate proposals that appear on the proxy.

RESOLVED, where there is a material conflict of interest where the Chief Financial Officer has a business, personal, or family relationship with a public company, voting will be deferred until the next scheduled board of directors meeting at which time the issue will be discussed.

RESOLVED, pursuant to rule 30b1-4 under the Investment Company Act, Kavilco will file form N-PX with the SEC detailing a complete voting record. This filing will be made for a 12-month period commencing on June 30, 2004. In addition, this information will be available on Kavilco’s web site as soon as reasonably practicable, after filing the report with the SEC, which means the same day, absent unforeseen circumstances.

Date: November 14, 2003

/s/ Louis A. Thompson
Louis A. Thompson, President

/s/ John Campbell
John Campbell, Secretary

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This disclosure requirement is not applicable to registrant .

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The Alaska Native Claims Settlement Act (ANCSA), which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock was given to its shareholders. It can only be transferred by court decree or gifting to a blood relative and cannot be sold or used as collateral. There is no provision in the ANCSA regulations for repurchase of shares.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No matters were voted on by shareholders during the period covered by this report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s President/Chief Executive Officer and Chief Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the fourth fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

This item is not applicable to Kavilco Incorporated as we do not lend securities.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
13 (a) (1)	Certification of President

13 (a) (2)	Certification of Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Kavilco Incorporated

By:	/s/ Louis L. Jones, Sr.
Louis L. Jones, Sr.
President

Date: August 29, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Scott Burns
Scott Burns
Chief Financial Officer

Date: August 29, 2023